SUPPLEMENT DATED DECEMBER 10, 2012 TO THE PROSPECTUS DATED MARCH 1, 2012 OF FRANKLIN MICROCAP VALUE FUND

(a series of Franklin Value Investors Trust)

The prospectus is amended as follows:

I. The first paragraph under "FUND SUMMARIES" – "Franklin MicroCap Value Fund" on page 24 is replaced with the following:

The Fund is currently closed to new investors, except certain Funds of Funds of Franklin Templeton Fund Allocator Series and new participants in employer sponsored retirement plans invested in the Fund as of January 14, 2004. Effective February 15, 2013, the Fund will open to new investors, until such time as an additional $20 million of net new assets are received. When that happens, the Fund will re-close to new investors except as noted above. For more information, please turn to "Fund Details – Franklin MicroCap Value Fund" beginning on page 60 of this Prospectus.

II. The paragraph under "FUND SUMMARIES" – "Franklin MicroCap Value Fund" – "Portfolio Turnover" on page 25 is replaced with the following:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9.46% of the average value of its portfolio.

III. The first paragraph under "FUND SUMMARIES" – "Franklin MicroCap Value Fund" – "Principal Investment Strategies" on page 26 is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of microcap companies. For purposes of this investment strategy, the Fund considers microcap companies as companies with market capitalizations (share price times the number of shares of common stock outstanding) under $500 million at the time of purchase.

IV. The "FUND SUMMARIES" – "Franklin MicroCap Value Fund" – "Principal Risks" – "Market" section beginning on page 26 is replaced with the following:

Market The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security's market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

V. The first paragraph under the "FUND DETAILS" – "Franklin MicroCap Value Fund" section beginning on page 60 is replaced with the following:

The Fund is currently closed to all new investors, except certain Funds of Funds of Franklin Templeton Fund Allocator Series. If you are an existing investor in the Fund, you can continue to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends or capital gains distributions. Employer sponsored retirement plans invested in the Fund as of January 14, 2004 may open new accounts in the Fund and invest on behalf of new participants in those retirement plans. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed. Effective February 15, 2013, the Fund will open to new investors, until such time as an additional $20 million of net new assets are received. When that happens, the Fund will re-close to all new investors except as noted above. The Fund reserves the right to modify this policy at any time.

VI. The first paragraph under the "FUND DETAILS" – "Franklin MicroCap Value Fund" – "Principal Investment Policies and Practices" section beginning on page 60 is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of microcap companies. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. For purposes of this investment strategy, the Fund considers microcap companies as companies with market capitalizations (share price times the number of shares of common stock outstanding) under $500 million at the time of purchase.

VII. The first paragraph under the "YOUR ACCOUNT" – "Buying Shares" section beginning on page 123 is replaced with the following:

The MicroCap Value Fund is currently closed to most new investors. Effective February 15, 2013, the MicroCap Value Fund will open to new investors until such time as an additional $20 million in net assets are received. When that happens, the MicroCap Value Fund will re-close to most new investors. Please see "Franklin MicroCap Value Fund" under "Fund Details" for further information.

VIII. The first paragraph under the "YOUR ACCOUNT" – "Selling Shares" section beginning on page 129 is replaced with the following:

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Except for certain investors as previously described in "Franklin MicroCap Value Fund" under "Fund Details" please keep in mind that if you sell all the shares in your MicroCap Value Fund account, your account will be closed and you will not be able to buy additional MicroCap Value Fund shares or to reopen your MicroCap Value Fund account until the MicroCap Value Fund reopens to new investors effective February 15, 2013, until such time as an additional $20 million in net assets are received. When that happens, the MicroCap Value Fund will re-close to most new investors. The MicroCap Value Fund reserves the right to modify these policies at any time.

Please retain this supplement with your prospectus for reference.